Trenwick Group Ltd.
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick Group Ltd.                      Case No.          03-12636 (MFW)
       -------------------                                        --------------
                                                Reporting Period: October 2004
                                                                  --------------

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                          20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------
                                                                                          Document      Explanation
Required Documents                                                          Form No.      Attached       Attached
-------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR-1         Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1         Yes
     Copies of bank statements                                                            N/A
     Cash disbursements journals                                            MOR-1         Yes
Statement of Operations                                                     MOR-2         Yes
Balance Sheet                                                               MOR-3         Yes
Status of Postpetition Taxes                                                MOR-4         N/A
     Copies of IRS Form 6123 or payment receipt                                           N/A
     Copies of tax returns filed during reporting period                                  N/A
Summary of Unpaid Postpetition Debts                                        MOR-4         N/A
     Listing of aged accounts payable                                       MOR-4         N/A
Accounts Receivable Reconciliation and Aging                                MOR-5         Yes
Debtor Questionnaire                                                        MOR-5         Yes
-------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                     November 22, 2004
--------------------------------------                -----------------------
Signature of Debtor                                   Date


/s/ Alan L. Hunte                                     November 22, 2004
--------------------------------------                -----------------------
Signature of Joint Debtor                             Date


/s/ Alan L. Hunte                                     November 22, 2004
--------------------------------------                -----------------------
Signature of Authorized Individual*                   Date


Alan L. Hunte
--------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

In re: Trenwick Group Ltd.                               Case No. 03-12636 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period: October 2004

                                                   Bank Accounts
                                 Operating             Payroll         Tax           Other
                               --------------------------------------------------------------
      Cash - Beg of Month        46,404.86                --            NA             NA
                               --------------------------------------------------------------

           Receipts:
          Cash Sales                    --                --            --             --
         Accounts Rec.                  --                --            --             --
       Loans & Advances                 --                --            --             --
        Sale of Assets                  --                --            --             --
             Other                                        --            --             --
           Transfers                    --                --            --             --
                               --------------------------------------------------------------

        Total Receipts                  --                --
                               --------------------------------------------------------------

        Disbursements:
          Net Payroll                   --                --            --             --
         Payroll Taxes                  --                --            --             --
    Sales, Use, & Other Tax             --                --            --             --
      Inventory Purchases               --                --            --             --
     Secured Rental/Leases              --                --            --             --
           Insurance                    --                --            --             --
        Administrative                  --                --            --             --
            Selling                     --                --            --             --
             Other                      --                --            --             --
     Transfers to P/R Acct              --                --            --             --
       Professional Fees                --                --            --             --
          Court Costs              (750.00)               --            --             --
                               --------------------------------------------------------------

     Total Disbursements:          (750.00)               --            --             --
                               --------------------------------------------------------------

        Net Cash Flow:             (750.00)               --            --             --
                               --------------------------------------------------------------

      Cash: End of Month         45,654.86                --            --             --
                               ==============================================================

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

Trenwick Group Ltd
Bank Reconciliations
October 2004

The following Chase Accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance      $    45,654.86

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

Trenwick Group Ltd
Disbursements
October 2004

   Date            Amount                      Vendor Name
-----------      ----------      -----------------------------------------------

 10/27/2004        750.00        U.S. Trustee Fees

                   ------
TOTAL              750.00
                   ------

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

      Trenwick Group Ltd.                                Case No. 03-12636 (MFW)
 -------------------------------                                  --------------
           Debtor                               Reporting Period: October 2004
                                                                  --------------

                             Statement of Operations
                               (Income Statement)

=======================================================================================================
                                                              Month Ended                 Cumulative
REVENUES                                                     October 2004               Filing to Date
=======================================================================================================
Gross Revenues                                              $           --              $     (567,222)
-------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                            --                          --
=======================================================================================================
Net Revenue                                                 $           --              $     (567,222)
-------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------
Beginning Inventory                                                     --                          --
-------------------------------------------------------------------------------------------------------
Add: Purchases                                                          --                          --
-------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                       --                          --
-------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                    --                          --
-------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                  --                          --
-------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                      --                          --
=======================================================================================================
Gross Profit                                                            --                    (567,222)
-------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------
Advertising                                                             --                          --
-------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                  --                      13,522
-------------------------------------------------------------------------------------------------------
Bad Debts                                                               --                          --
-------------------------------------------------------------------------------------------------------
Contributions                                                           --                          --
-------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                         (24,007)                    212,008
-------------------------------------------------------------------------------------------------------
Insider compensation*                                                   --                      68,710
-------------------------------------------------------------------------------------------------------
Insurance                                                            1,103                     456,794
-------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                 --                          --
-------------------------------------------------------------------------------------------------------
Office Expense                                                          --                       8,207
-------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                          --                          --
-------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                 --                          --
-------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                  --                          --
-------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                               --                     (75,192)
-------------------------------------------------------------------------------------------------------
Supplies                                                                --                      12,012
-------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                           --                          --
-------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                       --                          --
-------------------------------------------------------------------------------------------------------
Taxes-Other                                                             --                      53,375
-------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                --                          --
-------------------------------------------------------------------------------------------------------
Utilities                                                               --                          --
-------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                 --                   1,992,544
=======================================================================================================
Total Operating Expenses Before Depreciation                       (22,904)                  2,741,980
-------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                127,984                   1,860,456
=======================================================================================================
Net Profit(Loss) Before Other Income & Expenses                   (105,080)                 (5,169,658)
-------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                  13,347,438                 (46,433,635)
-------------------------------------------------------------------------------------------------------
Interest Expense                                                        --                          --
-------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                         --                  33,099,059
=======================================================================================================
Net Profit (Loss) Before Reorganization Items                   13,242,357                 (84,702,353)
-------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------------------------------
Professional Fees                                                       --                          --
-------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                             --                          --
-------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
-------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                             308                     (16,210)
-------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                       --                          --
-------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                        750                     149,269
=======================================================================================================
Total Reorganization Expenses                                          442                     165,479
-------------------------------------------------------------------------------------------------------
Income Taxes                                                            --                          --
=======================================================================================================
Net Profit (Loss)                                           $   13,241,915              $  (84,867,832)
=======================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

     Trenwick Group Ltd.                                03-12636 (MFW)
------------------------------                          ------------------------
           Debtor                                       October 2004
                                                        ------------------------

                  STATEMENT OF OPERATIONS - continuation sheet

========================================================================================
                                                     Month Ended            Cumulative
BREAKDOWN OF "OTHER" CATEGORY                        October 2004         Filing to Date
========================================================================================
----------------------------------------------------------------------------------------
Other Costs
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Operational Expenses
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Board Related                                                  --               (62,640)
----------------------------------------------------------------------------------------
Other Fees                                                     --             2,054,231
----------------------------------------------------------------------------------------
Data Processing                                                --                   953
----------------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                     $         --          $  1,992,544
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Income
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                          13,347,438           (46,433,635)
----------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                   $ 13,347,438          $(46,433,635)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Expenses
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Loss on Sale of Trenwick International Ltd.                                  33,099,059
----------------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                                 $         --          $ 33,099,059
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Reorganization Expenses
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Bankruptcy Related Fees                                       750               149,269
----------------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES                  $        750          $    149,269
----------------------------------------------------------------------------------------


========================================================================================

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

         Trenwick Group Ltd.                             Case No. 03-12636 (MFW)
--------------------------------------                            --------------
              Debtor                            Reporting Period: October 2004
                                                                  --------------

                                  BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------
                                                                         BOOK VALUE AT END OF           BOOK VALUE ON
                             ASSETS                                    CURRENT REPORTING MONTH          PETITION DATE
------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                        --                          --
------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                       506,296                     655,336
------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                           225,014                    (591,090)
------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                         --                          --
------------------------------------------------------------------------------------------------------------------------
Inventories                                                                              --                          --
------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                     13,239                   1,088,137
------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                            2,001,195                   2,200,000
------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                   --                       3,861
------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                       $      2,745,744            $      3,356,244
------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                           --                          --
------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                  --                          --
------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                 --                      82,181
------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                   --                          --
------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                 --                          --
------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                            --                     (33,020)
------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                 $             --            $         49,161
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                       --                          --
------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                  108,255,744                 220,135,876
------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                         $    108,255,744            $    220,135,876
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                               $    111,001,488            $    223,541,281
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                         BOOK VALUE AT END OF           BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                           CURRENT REPORTING MONTH          PETITION DATE
------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                         --                          --
------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                      --                          --
------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                            --                       4,900
------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                            --                          --
------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                         --                          --
------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                --                          --
------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                        --                          --
------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                 --                          --
------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                         --                          --
------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                             $             --            $          4,900
------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                             --                          --
------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                            --                          --
------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                  216,406,559                 216,896,055
------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                             $    216,406,559            $    216,896,055
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               216,406,559                 216,900,955
------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                     3,673,000                   3,676,102
------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                      574,262,130                 574,823,017
------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                --                          --
------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                   --                          --
------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                               (551,923,031)               (551,923,031)
------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                               (84,867,832)                         --
------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                   (46,549,339)                (19,935,762)
------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                    --                          --
------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                           $   (105,405,071)           $      6,640,326
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                       $    111,001,488            $    223,541,281
========================================================================================================================

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

      Trenwick Group Ltd.                                Case No. 03-12636 (MFW)
-------------------------------                                   --------------
            Debtor                              Reporting Period: October 2004
                                                                  --------------

                       BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------------------
                                                     BOOK VALUE AT END OF           BOOK VALUE ON
                   ASSETS                          CURRENT REPORTING MONTH          PETITION DATE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------------------
Accrued Investment Income                                            --                       3,861
----------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                            $              --           $           3,861
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------
Prepaid Deposits                                                 19,622                      19,622
----------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                  106,833,817                 215,156,938
----------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                    1,402,305                   4,959,316
----------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                    $     108,255,744           $     220,135,876
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                     BOOK VALUE AT END OF           BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                       CURRENT REPORTING MONTH          PETITION DATE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------------------
Accrued Expenses                                                889,421                   1,299,727
----------------------------------------------------------------------------------------------------
Interest Payable                                              2,276,323                   2,276,323
----------------------------------------------------------------------------------------------------
Due to Affiliates                                            94,400,034                  94,479,224
----------------------------------------------------------------------------------------------------
Other Liabilities                                           118,840,781                 118,840,781
----------------------------------------------------------------------------------------------------
Indebtedness                                                         --                          --
----------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                  $     216,406,559           $     216,896,055
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------------------
Deferred Compensation                                          (170,954)                 (1,125,099)
----------------------------------------------------------------------------------------------------
Equity in Subsidiary                                        (46,378,385)                (18,810,663)
----------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                      $     (46,549,339)          $     (19,935,762)
----------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

     Trenwick Group Ltd.                                 Case No. 03-12636 (MFW)
----------------------------                                      --------------
         Debtor
                                                Reporting Period: October 2004
                                                                  --------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

=======================================================================================   ===============
Accounts Receivable Reconciliation                                                             Amount
=======================================================================================   ===============
Total Accounts Receivable at the beginning of the reporting period                        $   225,014.00
+ Amounts billed during the peiod                                                                     --
- Amounts collected during the peiod                                                                  --
Total Accounts Receivable at the end of the reporting period                                  225,014.00

=======================================================================================   ===============
Accounts Receivable Aging                                                                      Amount
=======================================================================================   ===============
0 - 30 days old                                                                                       --
---------------------------------------------------------------------------------------   ---------------
31 - 60 days old                                                                                      --
---------------------------------------------------------------------------------------   ---------------
61 - 90 days old
---------------------------------------------------------------------------------------   ---------------
91 + days old                                                                               9,667,533.00
---------------------------------------------------------------------------------------   ---------------
Total Accounts Receivable                                                                   9,667,533.00
---------------------------------------------------------------------------------------   ---------------
Amount considered uncollectible (Bad Debt)                                                 (9,442,519.00)
---------------------------------------------------------------------------------------   ---------------
Accounts Receivable (Net)                                                                     225,014.00
---------------------------------------------------------------------------------------   ---------------

                              DEBTOR QUESTIONNAIRE

=======================================================================================   ===============
Must be completed each month                                                                 Yes     No
=======================================================================================   ===============
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                X
---------------------------------------------------------------------------------------   ---------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                     X
---------------------------------------------------------------------------------------   ---------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.                                                                                        X
---------------------------------------------------------------------------------------   ---------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                     X
---------------------------------------------------------------------------------------   ---------------

                                                                      FORM MOR-5
                                                                          (9/99)